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UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 24, 2003

Commission File Number: 1-9759

IMC Global Inc.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-3492467 (I.R.S. Employer Identification No.)
100 South Saunders Road Lake Forest, Illinois 60045 (847) 739-1200 (Address and telephone number, including area code, of Registrant's principal executive offices)

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Item 7.    Financial Statements and Exhibits.

The exhibits listed in the Exhibit Index hereto are provided as a part of this report.

Item 9.    Regulation FD Disclosure.

The following information is being provided under Item 12 (Results of Operations and Financial Condition):

(a)    On April 24, 2003, the Company issued the press release attached as Exhibit 99.1 hereto reporting, among other things, preliminary results for its fiscal quarter ended March 31, 2003.

(b)    On April 24, 2003, the Company also conducted its 2003 1st quarter earnings and cash flow conference call and webcast.  The text of certain comments of Douglas A. Pertz, Chairman and Chief Executive Officer of the Company and J. Reid Porter, Executive Vice President and Chief Financial Officer of the Company, during such call and webcast is attached as Exhibit 99.2 hereto.  Such comments included disclosure of certain non-GAAP financial measures.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IMC Global Inc.
Robert M. Qualls Robert M. Qualls Vice President and Controller (on behalf of the Registrant and as Chief Accounting Officer)

Date:  May 1, 2003

Exhibit Index

Exhibit No.	Description	Incorporated Herein by Reference to	Filed with Electronic Submission
99.1	Press release issued April 24, 2003		X
99.2

Text of certain remarks by Douglas A. Pertz, Chairman and Chief Executive Officer and J. Reid Porter, Executive Vice President and Chief Financial Officer of IMC Global Inc., at the 2003 1st quarter earnings and cash flow conference call and webcast

X